UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):       December 14, 2006
                                                  ------------------------------


                                   TEAM, Inc.
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               (Exact Name of Registrant as Specified in Charter)



           Texas                    001-08604                    74-1765729
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


                                200 Hermann Drive
                               Alvin, Texas 77511
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              (Address of Principal Executive Offices and Zip Code)


Registrant's telephone number, including area code:     (281) 331-6154
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


     Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Transfer of Listing

     On December 14, 2006, the Board of Directors of the Company approved the transfer of the listing of the Company's common stock from the American Stock Exchange to NASDAQ Global Select Market ("NASDAQ"). Then Company then issued a press release announcing that its application for listing of its common stock on the NASDAQ has been approved. The Company expects to begin trading on the NASDAQ under the symbol "TISI" on or about December 28, 2006. The Company's common stock will continue trading on the American Stock Exchange under the symbol "TMI" until the move is complete.


Item 9.01. Exhibits

     99.1 Press Release dated December 14, 2006.




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TEAM, INC.


                                                By: /s/ Ted W. Owen
                                                    ----------------------------
                                                    Ted W. Owen
                                                    Senior Vice President -
                                                    Chief Financial Officer
Dated: December 18, 2006

                                  EXHIBIT INDEX


Exhibit number          Description
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    99.1                TEAM, Inc.'s Press Release dated December 14, 2006